EXHIBIT 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 2Q2016 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.36,
INCOME BEFORE TAXES OF $213 MILLION ON $369 MILLION IN NET REVENUES,
AND EARNINGS PER SHARE ON NET INCOME OF $0.40.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, July 19, 2016 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.36 for the quarter ended June 30, 2016, compared to diluted earnings per share on a comprehensive basis of $0.44 for the same period in 2015.

Excluding other comprehensive income, the Company reported diluted earnings per share of $0.40 for the quarter ended June 30, 2016, compared to diluted earnings per share of $0.37 for same period in 2015.

Net revenues were $369 million and income before income taxes was $213 million this quarter, compared to net revenues of $387 million and income before income taxes of $240 million for the same period in 2015.

The results for the quarter were positively impacted by strong growth in net interest income, which increased 17% from the same period in 2015.

In addition, the results for the quarter include a $2 million loss on our currency diversification strategy due to the strengthening of the U.S. dollar against other major currencies, compared to a $53 million gain recognized in the same period in 2015.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on September 14, 2016 to shareholders of record as of September 1, 2016.

Business Highlights

•	62% Electronic Brokerage pretax profit margin for this quarter, down from 65% in the year-ago quarter.
•	12% Market Making pretax profit margin for this quarter, down from 42% in the year-ago quarter.
•	Customer equity grew 12% from the year-ago quarter to $73.7 billion while customer debits decreased by 21% to $15.0 billion.
•	Customer accounts increased 15% from the year-ago quarter to 357 thousand.
•	Total DARTs increased 5% from the year-ago quarter to 648 thousand.
•	Brokerage segment equity was $3.8 billion. Total equity was $5.7 billion.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes increased 2%, to $191 million in the quarter ended June 30, 2016, compared to the same period last year. Net revenues increased 8% to $310 million on higher net interest income and marked-to-market gains on our U.S. government securities portfolio.

Net interest income increased 11% from the year-ago quarter and other income grew 56% over the same period driven higher by marked-to-market gains on investments of customer funds.  Commission and execution fees decreased 3% from the year-ago quarter driven by lower customer option contracts and stock shares volume, which decreased 8% and 40%, respectively, from the same period last year. Pretax profit margin was 62% in the quarter ended June 30, 2016, down from 65% in the same period last year.

Customer accounts grew 15% to 357 thousand and customer equity increased 12% to $73.7 billion from the year-ago quarter.  Total DARTs1 for cleared and execution-only customers increased 5% to 648 thousand from the year-ago quarter.  Cleared DARTs were 597 thousand, 6% higher than the same period last year.

Market Making
Market Making segment income before income taxes decreased 83% to $5 million in the quarter ended June 30, 2016, compared to the same period last year, on mixed trading volumes despite modest increases in volatility and in the actual-to-implied volatility ratio. Pretax profit margin decreased to 12% in the current quarter from 42% in the same period last year.

Effects of Foreign Currency Diversification
In connection with our currency diversification strategy, we have determined to base our net worth in GLOBALs, a basket of 16 major currencies in which we hold our equity.  In this quarter, our currency diversification strategy decreased our comprehensive earnings by $2 million, as the U.S. dollar value of the GLOBAL decreased by approximately 0.03%.  The effects of the currency diversification strategy are reported as components of (1) Other Income in the Corporate segment and (2) Other Comprehensive Income (“OCI”).

As a result of a periodic assessment, and in light of the increasing importance of China to our business, we added the Chinese renminbi (CNH), removed the South Korean won (KRW) and Brazilian real (BRL) components, and realigned the relative weights of the U.S. dollar (USD) and Japanese yen (JPY) components to better reflect the global diversification of our businesses.

The new composition contains 15 currencies, one fewer than the prior composition. The new composition was effective as of the close of business on June 30, 2016 and the conversion to the new targeted currency holdings took place shortly thereafter.  The detailed component changes were disclosed with the June Monthly Brokerage Metrics on July 1, 2016.  A copy of that press release is available through the Investor Relations section of the Interactive Brokers website, www.interactivebrokers.com/ir.

1 Daily average revenue trades (DARTs) are based on customer orders.

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, July 19, 2016, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Nancy Stuebe, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)
					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2013	65,320		173,849		18,489		257,658		1,029
2014	64,530	-1%	206,759	19%	18,055	-2%	289,344	12%	1,155
2015	65,937	2%	242,846	17%	18,769	4%	327,553	13%	1,305

2Q2015	14,852		58,458		4,060		77,370		1,228
2Q2016	16,056	8%	64,531	10%	4,114	1%	84,701	9%	1,323

1Q2016	17,255		71,145		4,731		93,131		1,527
2Q2016	16,056	-7%	64,531	-9%	4,114	-13%	84,701	-9%	1,323

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	659,673		121,776		95,479,739
2014	631,265	-4%	123,048	1%	153,613,174	61%
2015	634,388	0%	140,668	14%	172,742,520	12%

2Q2015	144,188		34,661		60,255,458
2Q2016	140,461	-3%	35,355	2%	36,768,094	-39%

1Q2016	151,912		41,238		38,350,112
2Q2016	140,461	-8%	35,355	-14%	36,768,094	-4%

MARKET MAKING
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	404,490		18,184		12,849,729
2014	344,741	-15%	15,668	-14%	12,025,822	-6%
2015	335,406	-3%	14,975	-4%	15,376,076	28%

2Q2015	74,533		3,652		4,270,738
2Q2016	76,223	2%	3,042	-17%	3,340,316	-22%

1Q2016	82,345		4,344		4,618,495
2Q2016	76,223	-7%	3,042	-30%	3,340,316	-28%

BROKERAGE TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	255,183		103,592		82,630,010
2014	286,524	12%	107,380	4%	141,587,352	71%
2015	298,982	4%	125,693	17%	157,366,444	11%

2Q2015	69,655		31,009		55,984,720
2Q2016	64,238	-8%	32,313	4%	33,427,778	-40%

1Q2016	69,567		36,894		33,731,617
2Q2016	64,238	-8%	32,313	-12%	33,427,778	-1%

* Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	180,660		101,732		78,829,785
2014	225,662	25%	106,074	4%	137,153,132	74%
2015	244,356	8%	124,206	17%	153,443,988	12%

2Q2015	57,867		30,717		55,144,248
2Q2016	53,951	-7%	32,037	4%	32,491,500	-41%

1Q2016	58,531		36,546		32,617,117
2Q2016	53,951	-8%	32,037	-12%	32,491,500	0%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
Year over Year	2Q2016	2Q2015	% Change
Total Accounts	357	310	15%
Customer Equity (in billions) *	$73.7	$66.0	12%

Cleared DARTs	597	565	6%
Total Customer DARTs	648	616	5%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.91	$4.31	-9%
DART per Avg. Account (Annualized)	428	469	-9%
Net Revenue per Avg. Account (Annualized)**	$3,256	$3,747	-13%

Consecutive Quarters	2Q2016	1Q2016	% Change
Total Accounts	357	345	3%
Customer Equity (in billions) *	$73.7	$70.1	5%

Cleared DARTs	597	688	-13%
Total Customer DARTs	648	748	-13%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.91	$3.86	1%
DART per Avg. Account (Annualized)	428	513	-17%
Net Revenue per Avg. Account (Annualized)**	$3,256	$3,709	-12%

* Excludes non-customers.
** The calculation has been revised to exclude components of other income that are not direct revenues from customers.  Prior period amounts have been recalculated to conform to the current methodology.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Six Months
		Ended June 30,		Ended June 30,
		2016	2015	2016	2015
		(in millions)

Electronic Brokerage	Net revenues	$310	$288	$657	$578
	Non-interest expenses	119	100	231	339

	Income before income taxes	$191	$188	$426	$239

	Pre-tax profit margin	62%	65%	65%	41%

Market Making	Net revenues	$43	$72	$102	$139
	Non-interest expenses	38	42	77	82

	Income before income taxes	$5	$30	$25	$57

	Pre-tax profit margin	12%	42%	25%	41%

Corporate (1)	Net revenues	$16	$27	$99	$(158)
	Non-interest expenses	(1)	5	0	9

	Income (loss) before income taxes	$17	$22	$99	$(167)

Total	Net revenues	$369	$387	$858	$559
	Non-interest expenses	156	147	308	430

	Income before income taxes	$213	$240	$550	$129

	Pre-tax profit margin	58%	62%	64%	23%

(1)   Corporate includes corporate related activities as well as inter-segment eliminations and gains and losses on positions held as part of our overall currency diversification strategy.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30
	2016	2015	2016	2015
	(in millions, except share and per share data)

Revenues:
Trading gains	$34	$67	$86	$129
Commissions and execution fees	152	157	318	306
Interest income	144	126	289	234
Other income (loss)	57	55	201	(77)

Total revenues	387	405	894	592

Interest expense	18	18	36	33

Total net revenues	369	387	858	559

Non-interest expenses:
Execution and clearing	59	59	121	114
Employee compensation and benefits	58	58	116	115
Occupancy, depreciation and amortization	13	11	25	21
Communications	9	7	16	13
General and administrative	14	13	27	29
Customer bad debt	3	(1)	3	138

Total non-interest expenses	156	147	308	430

Income before income taxes	213	240	550	129

Income tax expense	13	19	40	17

Net income	200	221	510	112

Net income attributable to noncontrolling interests	173	198	450	102

Net income available for common stockholders	$27	$23	$60	$10

Earnings per share:
Basic	$0.41	$0.38	$0.93	$0.17
Diluted	$0.40	$0.37	$0.91	$0.17

Weighted average common shares outstanding:
Basic	64,967,364	59,481,778	64,476,421	58,980,348
Diluted	66,470,913	61,038,926	65,863,408	60,436,914

Comprehensive income:
Net income available for common stockholders	$27	$23	$60	$10
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(3)	4	3	3
Income taxes related to items of other comprehensive income	0	0	0	0
Other comprehensive income (loss), net of tax	(3)	4	3	3
Comprehensive income available for common stockholders	$24	$27	$63	$13

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$173	$198	$450	$102
Other comprehensive income (loss) - cumulative translation adjustment	(16)	24	17	15
Comprehensive income attributable to noncontrolling interests	$157	$222	$467	$117

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

			June 30, 2016	December 31, 2015
			(in millions)

Assets
Cash and cash equivalents			$1,507	$1,601
Cash and securities - segregated for regulatory purposes			25,257	21,309
Securities borrowed			3,760	3,924
Securities purchased under agreements to resell			113	195
Trading assets, at fair value			4,254	3,420
Receivables from customers, net of allowance			15,137	17,050
Receivables from brokers, dealers and clearing organizations			1,287	692
Other assets			512	543

Total assets			$51,827	$48,734

Liabilities and equity

Liabilities
Short-term borrowings			$8	$0
Securities loaned			3,270	2,894
Trading liabilities - financial instruments sold but not yet purchased, at fair value			2,874	2,617
Other payables:
Customers			39,319	37,084
Brokers, dealers and clearing organizations			286	423
Other payables			378	372
			39,983	37,879

Total liabilities			46,135	43,390

Equity
Stockholders' equity			915	863
Noncontrolling interests			4,777	4,481
Total equity			5,692	5,344

Total liabilities and equity			$51,827	$48,734

	June 30, 2016		December 31, 2015
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	66,386,915	16.2%	63,991,705	15.7%
Noncontrolling interests (IBG Holdings LLC)	343,040,504	83.8%	343,040,504	84.3%

Total IBG LLC membership interests	409,427,419	100.0%	407,032,209	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2016	2015	2016	2015
	(in millions, except share and per share data)

Comprehensive income available for common stockholders, net of tax	$24	$27	$63	$13

Comprehensive earnings per share:
Basic	$0.36	$0.45	$0.97	$0.22
Diluted	$0.36	$0.44	$0.95	$0.21

Weighted average common shares outstanding:
Basic	64,967,364	59,481,778	64,476,421	58,980,348
Diluted	66,470,913	61,038,926	65,863,408	60,436,914